SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (date of earliest event reported): June 14, 2001

                           EXTENDED STAY AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                          0-27360              36-3996573
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(State or other jurisdiction             (Commission          (IRS Employer
     of incorporation)                    File Number)       Identification No.)



            450 E. Las Olas Boulevard, Ft. Lauderdale, Florida 33301
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 713-1600


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Item 7.  Financial Statements and Exhibits.

         (a) The following exhibits are filed as part of this report on Form 8-K:

                  99.1     Press release dated June 27, 2001.

                  99.2 Registration Rights Agreement between Extended Stay America, Inc. and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., and Fleet Securities, Inc.

                  99.3 Indenture between Extended Stay America, Inc. and Manufacturers and Traders Trust Company.

Item 9.  Other Events.

                  On June 27, 2001, Extended Stay America, Inc. (the "Company") completed a private placement of $300 million of 9 7/8% Senior Subordinated Notes due June 15, 2011 (the "Notes"). The Notes have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws, and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Act and applicable state securities laws.

                  The Company issued a news release announcing the closing of the offering of the Notes. A copy of the news release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference. A copy of the Registration Rights Agreement between the Company and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., and Fleet Securities, Inc. dated as of June 27, 2001 is attached as Exhibit 99.2, and a copy of the Indenture between the Company and Manufacturers and Traders Trust Company relating to the Notes dated as of June 27, 2001, is attached as Exhibit 99.3.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EXTENDED STAY AMERICA, INC.

                                            By:     /s/ Gregory R. Moxley
                                               ---------------------------------
                                               Name:    Gregory R. Moxley
                                               Title:   Chief Financial Officer,
                                                        Vice President, Finance




Date:  June 28, 2001


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                                  EXHIBIT INDEX


Exhibit No.       Descriptions
-----------       ------------

99.1              Press release dated June 27, 2001.

99.2 Registration Rights Agreement between Extended Stay America, Inc. and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., and Fleet Securities, Inc.

99.3 Indenture between Extended Stay America, Inc. and Manufacturers and Traders Trust Company.


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